Exhibit 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Procera Networks)
procera@nmnadvisors.com
1+510-315-1003

Media Contact
Fran Lowe
Engage PR (for Procera Networks)
flowe@engagepr.com
1+510-748-8200 x225

Procera Networks Announces Second Quarter 2013 Financial Results

•	Second quarter revenue grew 22% year-over-year to $17.8 million
•	Expanded partnerships with Tata Communications and Openet

Fremont, CA – August 7, 2013 – Procera Networks, Inc. (NASDAQ: PKT), the global intelligent policy enforcement company, today reported financial results for its second quarter ended June 30, 2013.

Revenue for the second quarter of 2013 was $17.8 million, up 22% from revenue of $14.7 million in the second quarter of 2012.

GAAP net loss for the second quarter of 2013 was $3.3 million, or a loss of $0.16 per diluted share, compared to net income of $766,000, or $0.04 per diluted share, for the second quarter of 2012. Non-GAAP net loss for the second quarter of 2013 was $0.3 million, or a loss of $0.02 per diluted share, compared to non-GAAP net income of $1.4 million, or $0.08 per diluted share, for the second quarter of 2012. A description of the non-GAAP financial measures and reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Use of Non-GAAP Financial Information” below.

“Procera continues to execute on the initiatives that will position us as a leader in our market and expand our customer base.  We recently made a number of announcements  that show the progress we are making winning large deals and partnering with influential industry players.  In addition, the integration of Vineyard has gone well and performance is strong, with revenue up 63% sequentially,” stated Jim Brear, President and CEO of Procera Networks.  “The strategic investments we are making in the business continue to position us well for long-term growth.”

Second Quarter 2013 Business Highlights

•	Added 10 new service provider customers during the second quarter, including two mobile operators.
•	Booked four Tier 1 service provider expansion orders.
•	Vineyard Networks, our acquisition completed last quarter, grew revenue 63% sequentially in the second fiscal quarter.
•	Selected for important partnership with Tata Communications in which Tata leverages our ability to quickly offer revenue generating services with a high ROI.
•	Partnered with Openet to launch revenue express solutions for mobile operators.
•	Launched Virtualized PacketLogicTM, reducing the cost of acquisition and ownership for Internet Intelligence solutions and moving to a much faster service delivery method, all with the same software functionality as current hardware platforms.
•	Announced our Dynamic LiveView product, which provides unparalleled real-time visibility for network operators to troubleshoot and conduct forensic analysis on their network.

Guidance

 Procera is reiterating its guidance for annual revenue growth of at least 30% for 2013. The Company expects to gain market share in 2013.

This guidance is an estimate only and actual performance could differ. The Company’s financial results historically have been volatile, and a number of uncertainties and other factors may cause the Company’s prior results, performance or achievements to be materially different from future results.

Conference Call Information

Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its second quarter 2013 results and outlook for its third quarter of 2013 at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, August 7, 2013. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors Relations” section of the Company’s website at http://proceranetworks.com/investors. A replay will be available following the call on the Company’s Investor Relations website or for one week at the following numbers: (800) 406-7325 (domestic), (303) 590-3030: (international) using ID# 4629852. An archived version of the audio from the call will be available for at least thirty days on the Company’s website at http://proceranetworks.com/investors.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2013 revenue growth and long-term growth, the market opportunity and an increase in the Company’s market share over 2013, as well as the Company’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; the Company’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its dependence on a limited product line; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; its ability to continue to integrate Vineyard Networks and realize anticipated benefits from the acquisition; and other risks and uncertainties described more fully in the Company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2012 and its Form 10-Q filed for the quarter ended March 31, 2013, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov or on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and the Company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information

 In addition to the financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; and acquisition-related intangible asset amortization, deferred compensation amortization and tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, and acquisitions; and acquisition-related intangible asset and deferred compensation amortization, and tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options and restricted stock granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of the Company's operating performance. Acquisition-related intangible asset amortization, deferred compensation amortization and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of the Company’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of the Company’s activities. Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies, including the Company’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies. Therefore, these non-GAAP financial measures are limited in their usefulness and investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations.”

About Procera Networks Inc.

Procera Networks, Inc. (NASDAQ: PKT) delivers industry-leading network intelligence for millions of broadband connections worldwide. Procera's PacketLogic and NAVL solutions enable carrier, service provider, enterprise, and consumer networks to deliver a high quality of experience to their users through actionable intelligence and sophisticated policy enforcement. For more information, visit www.proceranetworks.com or follow Procera on Twitter at @ProceraNetworks.

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Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Sales:
Product sales	$13,617	$11,863	$24,028	$21,692
Support sales	4,222	2,802	7,982	5,305
Total sales	17,839	14,665	32,010	26,997

Cost of sales:
Product cost of sales	6,283	5,171	12,370	8,619
Support cost of sales	831	247	1,546	469
Total cost of sales	7,114	5,418	13,916	9,088

Gross profit	10,725	9,247	18,094	17,909
	60.1%	63.1%	56.5%	66.3%
Operating expenses:
Research and development	4,186	1,791	8,587	3,482
Sales and marketing	7,349	4,474	13,970	8,480
General and administrative	3,352	2,078	6,989	4,437
Total operating expenses	14,887	8,343	29,546	16,399

Income (loss) from operations	(4,162)	904	(11,452)	1,510

Interest and other income (expense), net	20	(54)	(30)	(53)

Income (loss) before income taxes	(4,142)	850	(11,482)	1,457
Income tax provision (benefit)	(860)	84	(1,483)	112
Net income (loss)	$(3,282)	$766	$(9,999)	$1,345

Net income (loss) per share - basic	$(0.16)	$0.04	$(0.50)	$0.08
Net income (loss) per share - diluted	$(0.16)	$0.04	$(0.50)	$0.08

Shares used in computing net income (loss) per share:
Basic	19,997	17,992	19,971	16,276
Diluted	19,997	18,510	19,971	16,797

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30, 2013	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$44,042	$30,933
Short-term investments	66,766	100,762
Accounts receivable, net of allowance	17,166	16,603
Inventories, net	18,943	11,240
Prepaid expenses and other	5,216	2,012
Total current assets	152,133	161,550

Property and equipment, net	5,574	4,474
Intangible assets, net	7,134	-
Goodwill	12,841	960
Deferred tax asset	949	-
Other non-current assets	52	54
Total assets	$178,683	$167,038

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,658	$5,453
Deferred revenue	8,849	6,953
Accrued liabilities	5,456	4,949
Total current liabilities	21,963	17,355

Non-current liabilities:
Deferred revenue	2,294	2,878
Deferred tax liability	1,944	-
Total liabilities	26,201	20,233

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	20
Additional paid-in capital	217,071	199,793
Accumulated other comprehensive loss	(1,679)	(76)
Accumulated deficit	(62,931)	(52,932)
Total stockholders' equity	152,482	146,805

Total liabilities and stockholders' equity	$178,683	$167,038

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 2013	March 2013	June 2012	June 2013	June 2012
Sales:
Product sales	$13,617	$10,411	$11,863	$24,028	$21,692
Support sales	4,222	3,760	2,802	7,982	5,305
Total sales	17,839	14,171	14,665	32,010	26,997
Cost of sales:
Product cost of sales, GAAP	6,283	6,087	5,171	12,370	8,619

Non-GAAP adjustments:
Stock-based compensation (1)	(20)	(19)	(22)	(39)	(51)
Amortization of intangibles (2)	(284)	(260)	-	(544)	-
Product cost of sales, non-GAAP	5,979	5,808	5,149	11,787	8,568

Support cost of sales, GAAP	831	715	247	1,546	469
Non-GAAP adjustments:
Stock-based compensation (1)	(48)	(93)	(8)	(141)	(13)
Support cost of sales, non-GAAP	783	622	239	1,405	456
Total cost of sales, non-GAAP	6,762	6,430	5,388	13,192	9,024
Gross profit, non-GAAP	11,077	7,741	9,277	18,818	17,973
	62.1%	54.6%	63.3%	58.8%	66.6%
Operating expenses:
Research and development	4,186	4,401	1,791	8,587	3,482
Non-GAAP adjustments:
Stock-based compensation (1)	(216)	(500)	(124)	(716)	(220)
Deferred compensation (3)	(752)	(688)	-	(1,440)	-
Research and development, non-GAAP	3,218	3,213	1,667	6,431	3,262

Sales and marketing	7,349	6,621	4,474	13,970	8,480
Non-GAAP adjustments:
Stock-based compensation (1)	(376)	(587)	(323)	(963)	(646)
Amortization of intangibles (2)	(124)	(112)	-	(236)	-
Deferred compensation (3)	(716)	(654)	-	(1,370)	-
Sales and marketing, non-GAAP	6,133	5,268	4,151	11,401	7,834

General and administrative	3,352	3,637	2,078	6,989	4,437
Non-GAAP adjustments:
Stock-based compensation (1)	(487)	(399)	(184)	(886)	(442)
Business development costs (4)	(614)	(1,002)	-	(1,616)	(646)
General and administrative, non-GAAP	2,251	2,236	1,894	4,487	3,349
Total operating expenses, non-GAAP	11,602	10,717	7,712	22,319	14,445

Income (loss) from operations, non-GAAP	(525)	(2,976)	1,565	(3,501)	3,528

Interest and other income (expense), net	20	(50)	(54)	(30)	(53)

Income (loss) before income taxes, non-GAAP	(505)	(3,026)	1,511	(3,531)	3,475

Income tax provision (benefit)	(860)	(623)	84	(1,483)	112
Non-GAAP adjustments (5)	688	726	-	1,414	-
Income tax provision (benefit), non-GAAP	(172)	103	84	(69)	112
Net income (loss), nom-GAAP	$(333)	$(3,129)	$1,427	$(3,462)	$3,363

Net income (loss) per share - diluted, non-GAAP	$(0.02)	$(0.16)	$0.08	$(0.17)	$0.20

Shares used in computing diluted net income (loss) per share	19,997	19,931	18,510	19,971	16,797

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(3,282)	$(6,717)	$766	$(9,999)	$1,345
Non-GAAP adjustments:
Stock-based compensation (1)	1,147	1,598	661	2,745	1,372
Amortization of intangibles (2)	408	372	-	780	-
Deferred compensation (3)	1,468	1,342	-	2,810	-
Business development expenses (4)	614	1,002	-	1,616	646
Income tax adjustment (5)	(688)	(726)	-	(1,414)	-
As Adjusted	$(333)	$(3,129)	$1,427	$(3,462)	$3,363
		-
Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.16)	$(0.34)	$0.04	$(0.50)	$0.08
Non-GAAP adjustments:
Stock-based compensation (1)	0.06	0.08	0.04	0.14	0.08
Amortization of intangibles (2)	0.02	0.02	-	0.04	-
Deferred compensation (3)	0.07	0.07	-	0.14	-
Business development expenses (4)	0.03	0.05	-	0.08	0.04
Income tax adjustment (5)	(0.03)	(0.04)	-	(0.07)	-
As Adjusted	$(0.02)	$(0.16)	$0.08	$(0.17)	$0.20

Shares used in computing diluted net income (loss) per share	19,997	19,931	18,510	19,971	16,797
(1)  Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC 718.
(2)  Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)  Deferred compensation includes amortization of amounts to be paid under retention agreements with Vineyard's three founders; these are payable after one year of continuous employment with the Company.
(4)  Business development expenses include the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.
(5)  Income tax benefit associated with the following Vineyard acquisition related items:
- reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition; and
- amortization of acquired intangible assets and book/tax differences on deferred revenue.